                                                                    EXHIBIT 99.1

AMERICAN RETIREMENT CORPORATION (ACR) - Q1 2002 DATA SHEET - PAGE 1 OF 2

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Revenue Composition
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
                                                    % of       % of
                                                    Res.       Total
            (in thousands)              $           Fees       Rev
                                     -------       -----      -----
Retirement Centers
------------------
Independent living                   $28,156        37.4%      37.4%
Assisted living                        8,997        12.0%      11.9%
Skilled Nursing                       11,474        15.2%      15.2%
Therapy Revenue                        3,441         4.6%       4.6%
Ancillary Services                     3,999         5.3%       5.3%
Entry Fee Income                       1,549         2.1%       2.1%
                                     -------       -----      -----
                                      57,616        76.6%      76.5%

Freestanding Assisted Living          17,637        23.4%      23.4%
                                     -------       -----      -----
Total Resident Fees                   75,253       100.0%      99.9%

Freedom Sq & Freedom Peoria             (369)                  (0.5)%
Mgmt Fees with purchase rights           123                    0.2%
Mgmt Fees - other                        311                    0.4%
Develop. Fees                             --                    0.0%
                                     -------                  -----
                                          65                    0.1%

TOTAL REVENUES                       $75,318                  100.0%

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G&A as a Percentage of Revenue
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
($ in millions)                                              Q1 02       Q1 01
---------------                                             -------     -------
Consolidated Community Revenue                              $75,253     $59,672
Freedom Square/Freedom Peoria                                12,018      12,013
Other Nonconsolidated Community Revenue                         932       5,154
                                                            -------     -------
Total Community Revenue                                     $88,203     $76,839

G&A                                              (A)        $ 5,920     $ 4,994
G&A excluding insurance provisions               (B)        $ 5,016     $ 4,977

PERCENTAGE OF REVENUE                            (A)            6.7%        6.5%
                                                 (B)            5.7%        6.5%

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Revenue Composition by Source
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
     (in thousands)
                             $                     %
                          -------               -------
Private Pay               $67,619                  89.7%
Medicare                    7,238                   9.6%
Medicaid                      461                   0.6%
                          -------               -------
TOTAL                     $75,318                 100.0%


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--------------------------------------------------------------------------------
Same Community Results
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
                                                 INCLUDING ENTRY                      EXCLUDING ENTRY
                                                 FEE COMMUNITIES                      FEE COMMUNITIES
                                          ------------------------------     ---------------------------------
                                                                   %                                     %
        (in thousands)                     Q1 02     Q1 01       change       Q1 02        Q1 01       change
                                          --------  --------     -------     --------     --------     -------
Resident & HC Revenue                     $ 65,622  $ 58,186        12.8%    $ 51,049     $ 44,690        14.2%
Operating Expenses                          45,024    40,477        11.2%      34,848       31,604        10.3%
                                          --------  --------                 --------     --------
Community EBITDAR                         $ 20,598  $ 17,709        16.3%    $ 16,201     $ 13,086        23.8%
EBITDAR Margin                                31.4%     30.4%                   31.7%        29.3%


                                                                   %                                     %
                                           Q1 02     Q1 01       change       Q1 02        Q1 01       change
                                          --------  --------     -------     --------     --------     -------
# Locations                                     38        38                       34           34
Resident Capacity                            9,126     9,126                    6,992        6,992
Avg. Occupancy                                  90%       88%                      90%          87%
Avg. Occupied Units                          7,511     7,302         2.9%       5,928        5,710         3.8%
Avg. Mo. Revenue/unit                        2,912     2,656         9.6%       2,871        2,609        10.0%

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Freestanding AL Summary**
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
        (in thousands)                                 Q1 01       Q2 01        Q3 01        Q4 01       Q1 02
                                                     --------     --------     --------    --------    --------
Revenue                                               $ 11,927    $ 13,716     $ 15,160    $ 16,465     $17,637
EBITDAR                                                 (1,769)       (473)         (86)        648         949


Freestanding AL's opened at quarter end                     32          32           32          32          32
Ending Occupancy                                         1,558       1,730        1,863       1,958       2,079
Ending Unit Capacity                                     2,954       2,976        2,988       3,000       3,007
Occupancy Percentage                                        53%         58%          62%         65%         69%

** Consolidated and nonconsolidated excluding 2 minority-owned Joint Ventures
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Consolidated Community Data**
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
                                   Q1 2002
                            ---------------------
                            Average      Average
                            Capacity    Occupancy
                            --------    ---------
Independent living            4,978       95.6%
Assisted living               3,310       73.6%
Alzheimer's                     724       72.9%
Skilled Nursing               1,046       89.2%
                             ------       ----
Total                        10,058       86.1%

**  Excludes Freedom Square and Freedom Peoria

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[ARC LOGO]

AMERICAN RETIREMENT CORPORATION (ACR) - Q1 2002 DATA SHEET - PAGE 2 OF 2

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Location/Resident Capacity by Community Type
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
                                                                       Congregate          Freestanding
                              CCRC-Rental       CCRC-Entry Fee           with AL                AL
                            ---------------     ---------------     ----------------     ----------------
                            Loc.   Capacity     Loc.   Capacity     Loc.    Capacity     Loc.    Capacity
                            ----   --------     ----   --------     ----    --------     ----    --------
Owned-100%                   4       1,186       3       1,674        5       1,070        6         507
Owned-JV                     0           0       0           0        0           0        3         259
-----------------------------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                     0           0       2       1,529        0           0        0           0
Synthetic Leased             1         220       1         460        0           0        7         728
-----------------------------------------------------------------------------------------------------------
Other Leased                 2         689       1         156        2       1,302        0           0
REIT Leased                  2         634       0           0        3         634       18       1,680
-----------------------------------------------------------------------------------------------------------
Managed with Purchase
  Rights                     0           0       0           0        2         553        0           0
Managed-other                1         377       2         690        0           0        0           0
-----------------------------------------------------------------------------------------------------------
  TOTAL                     10       3,106       9       4,509       12       3,559       34       3,174
-----------------------------------------------------------------------------------------------------------

                                                               ** DESIGNATES EXPANSIONS
                                Total                Stabilized          Pre-stabilized
                            -----------------     -----------------     -----------------
                            Loc.     Capacity     Loc.     Capacity     Loc.     Capacity
                            ----     --------     ----     --------     ----     --------
Owned-100%                   18        4,437       16        4,236        2         201
Owned-JV                      3          259        3          259        0           0
---------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                      2        1,529        2        1,529        0           0
Synthetic Leased              9        1,408        4          868        5         540
---------------------------------------------------------------------------------------
Other Leased                  5        2,147        4        1,991        1         156
REIT Leased                  23        2,948       16        2,311        7         637
---------------------------------------------------------------------------------------
Managed with Purchase
  Rights                      2          553        2          416       **         137
Managed-other                 3        1,067        3        1,067        0           0
---------------------------------------------------------------------------------------
  TOTAL                      65       14,348       50       12,677       15       1,671
---------------------------------------------------------------------------------------

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Synthetic Lease Assets
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
                                                 Special
                                                 Purpose
                                      ARC as    Entity as
                ($ in thousands)      Lessee     Lessee       Total
                                     -------     -------     --------
ARC Land and other assets           $ 10,939     $    --     $ 10,939

ARC Assets pledged to Lessor          42,739          --       42,739

ARC Loans to Lessor                   24,748          --       24,748
                                    --------     -------     --------
    TOTAL SYNTHETIC LEASE ASSETS    $ 78,426     $    --     $ 78,426

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Cost of Debt Financing
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
                      Balance
                      3/31/02                    Weighted
                 ($ in thousands)      %         Avg Rate
                 ----------------   --------     --------
Fixed                 $377,511       74.3%         7.25%

Floating               130,579       25.7%         6.88%
                      --------      -----        ------
Total                 $508,090      100.0%         7.15%

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[ARC LOGO]



The information included herein may be deemed to constitute forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking information may be affected by certain risks and uncertainties, including those described in American Retirement Corporation's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, American Retirement Corporation's actual results could differ materially from such forward-looking information. American Retirement Corporation does not undertake any obligation to publicly release any revisions to any forward-looking information contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.